     DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A (REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
 (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ MARCIA D. ALAZRAKI
---------------------------------------------
Marcia D. Alazraki
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A (REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director and Executive Vice President of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ ANURAG CHANDRA
---------------------------------------------
Anurag Chandra
Director and Executive Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A (REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director, Chairman of the Board, President and Chief Executive Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ DON CIVGIN
---------------------------------------------
Don Civgin
Director, Chairman of the Board,
President and Chief Executive Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A (REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ CLEVELAND JOHNSON, JR.
---------------------------------------------
Cleveland Johnson, Jr.
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A (REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director and Senior Vice President of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ WILFORD J. KAVANAUGH
---------------------------------------------
Wilford J. Kavanaugh
Director and Senior Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A (REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director, Senior Vice President and Chief Financial Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ JESSE E. MERTEN
---------------------------------------------
Jesse E. Merten
Director, Senior Vice President
and Chief Financial Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A (REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ KENNETH R. O’BRIEN
---------------------------------------------
Kenneth R. O’Brien
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A (REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director, Senior Group Vice President and Controller of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ SAMUEL H. PILCH
---------------------------------------------
Samuel H. Pilch
Director, Senior Group Vice President
and Controller

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A (REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ JOHN R. RABEN, JR.
---------------------------------------------
John R. Raben, Jr.
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A (REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ PHYLLIS HILL SLATER
---------------------------------------------
Phyllis Hill Slater
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A (REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director and Vice President of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ MARY C. SPRINGBERG
---------------------------------------------
Mary C. Springberg
Director and Vice President